(LOGO)
AFBA
5STAR
FUND, INC.
[GRAPHIC OMITTED]

AFBA 5STAR MONEY
MARKET FUND*

PROSPECTUS
December 31, 2000

*One of the RBB Fund, Inc. money market
portfolios offered in connection with the AFBA 5Star Funds.

                      SANSOM STREET MONEY MARKET PORTFOLIO
                              OF THE RBB FUND, INC.


     This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.



     Please note that this fund:

     (BULLET) is not a bank deposit;

     (BULLET) is not federally insured;

     (BULLET) is not an obligation of, or guaranteed or endorsed by PNC Bank, National Association, PFPC Trust Company or any other bank;

     (BULLET) is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

     (BULLET) is not guaranteed to achieve its goal.

     (BULLET) may not be able to maintain a stable $1 share price and you may lose money.


--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
PROSPECTUS                                                     December 31, 2000



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

TABLE OF CONTENTS
================================================================================

A LOOK AT THE GOALS,  STRATEGIES,  RISKS,
EXPENSES AND FINANCIAL HISTORY OF THE
PORTFOLIO.


DETAILS ABOUT THE SERVICE
PROVIDERS.


POLICIES AND INSTRUCTIONS FOR OPENING,
MAINTAINING AND CLOSING AN ACCOUNT IN
THE PORTFOLIO.


DETAILS ON THE DISTRIBUTION PLAN.
================================================================================

INTRODUCTION TO THE RISK/RETURN SUMMARY .......................................5


PORTFOLIO DESCRIPTION .........................................................6


PORTFOLIO MANAGEMENT

   Investment Adviser ........................................................11

   Service Provider Chart ....................................................12


SHAREHOLDER INFORMATION

   Pricing Shares ............................................................13

   Purchase of Shares ........................................................13

   Redemption of Shares ......................................................14

   Dividends and Distributions ...............................................16

   Taxes .....................................................................16


DISTRIBUTION ARRANGEMENTS ....................................................17


FOR MORE INFORMATION .................................................Back Cover

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

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

     This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Sansom Street Money Market Portfolio of The RBB Fund, Inc. (the "Company").

     The class of common stock (a "Sansom Street Class") of the Company offered by this Prospectus represents interests in the Sansom Street Class of the Money Market Portfolio. This Prospectus and the Statement of Additional Information incorporated herein relate solely to the Sansom Street Class of the Company.

     This Prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of Shares of the Sansom Street Class ("Sansom Street Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


================================================================================
                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the fund, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================

INVESTMENT GOAL

     The fund seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

     To achieve this goal, we invest in a diversified portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

     Specifically, we may invest in:

     1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).


     2) High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch, as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.


     3) Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     4)  Asset-backed securities (including interests in pools of assets such as
         mortgages,   installment   purchase   obligations   and   credit   card
         receivables).

     5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

     6)  Dollar-denominated   securities   issued  or   guaranteed   by  foreign
         governments or their political subdivisions, agencies or authorities.

     7)  Securities issued or guaranteed by state or local governmental bodies.

     8)  Repurchase agreements relating to the above instruments.

     The fund seeks to maintain a net asset value of $1.00 per share.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the fund will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

     KEY RISKS

     The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     The fund's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

     The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

     Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

     The obligations issued or guaranteed by state or local government bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the fund.

     Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. The U.S. Government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the fund.

     The fund's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the fund earlier or later than expected. These events may affect their value and the return on your investment.

     The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

     We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. WHEN YOU INVEST IN THIS FUND YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.


     RISK/RETURN INFORMATION

     The chart and table below give you a picture of the variability of the fund's long-term performance for Sansom Street Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the fund's performance would be reduced.

AS OF 12/31
ANNUAL TOTAL RETURNS

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990    8.15%
1991    6.18%
1992    5.71%
1993    3.01%
1994    4.07%
1995    4.96%
1996    5.03%
1997    5.39%
1998    5.23%
1999    4.88%


     Year-to-date total return for the nine months ended
        September 30, 2000:     6.06%
     Best Quarter:            8.35% (quarter ended 6/30/90)

     Worst Quarter:           2.96% (quarter ended 6/30/93)




AS OF 12/31/99
AVERAGE ANNUAL TOTAL RETURNS

                                 1 YEAR         5 YEARS       10 YEARS
                                --------        --------      --------
MONEY MARKET                      4.88%          5.20%          5.10%

     CURRENT YIELD: The seven-day yield for the period ended 12/31/99 for the fund was 5.37%. Past performance is not an indication of future results. Yields will vary. You may call (800) 430-9618 to obtain the current seven-day yield of the fund.

     EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the fund. The table is based on expenses for the most recent fiscal year.

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from fund assets)

     Management Fees(1)...........................................0.36%

     Distribution and service (12b-1) fees .......................0.05%


     Other expenses(2)............................................0.20%
                                                                  ----


     Total annual fund operating expenses(3) .....................0.61%
                                                                  ====
                             IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for the portfolio management services.

OTHER EXPENSES: Includes administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION   AND  SERVICE  FEES:   Fees  that  are  paid  to  the  Distributor
for shareholder account service and maintenance.


     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the fund during the current fiscal year ending August 31, 2001. As a result of the fee waiver, current management fees of the fund are 0.28% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the fund's consent.

     2. "Other expenses" for the current fiscal year are expected to be less than the amounts shown above because certain of the fund's service providers are waiving a portion of their fees and/or reimbursing the fund for certain other expenses. As a result of these fee waivers, "Other expenses" of the fund are estimated to be 0.16%. These waivers and reimbursements are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the fund's consent.


     3. As a result of the fee waivers and/or reimbursements set forth in notes 1 and 2, the total annual fund operating expenses which are estimated to be incurred during the current fiscal year are 0.49%. Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time at the option of BIMC or the fund's service providers.

     EXAMPLE:

     The example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                           1 YEAR         3 YEARS        5 YEARS       10 YEARS
                          --------        --------       --------     ----------
     SANSOM STREET          $62            $195           $340           $762

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The table below sets forth certain financial information for the periods indicated, including per share information results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the fund's financial statements which, together with the report of independent accountants, are included in the fund's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS (b)
     (FOR A SANSOM STREET SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                             MONEY MARKET PORTFOLIO





                                                              FOR THE                     FOR THE                     FOR THE
                                                            YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                         AUGUST 31, 2000             AUGUST 31, 1999              AUGUST 31, 1998
                                                         ---------------             ---------------              ---------------
Net asset value at beginning of year ......                  $   1.00                    $   1.00                    $   1.00
                                                             --------                    --------                    --------
Income from investment operations:
   Net investment income ..................                    0.0560                      0.0473                      0.0520
                                                             --------                    --------                    --------
     Total from investment operations .....                    0.0560                      0.0473                      0.0520
                                                             --------                    --------                    --------
Less distributions
   Dividends (from net investment income) .                   (0.0560)                    (0.0473)                    (0.0520)
                                                             --------                    --------                    --------
     Total distributions ..................                   (0.0560)                    (0.0473)                    (0.0520)
                                                             --------                    --------                    --------
et asset value at end of year ............                   $   1.00                    $   1.00                    $   1.00
                                                             ========                    ========                    ========
Total Return ..............................                     5.75%                       4.83%                       5.34%
Ratios/Supplemental Data
   Net assets at end of year (in thousands)                  $326,745                    $841,887                    $684,066
   Ratios of expenses to average net assets
     After advisory/administration
       fee waivers ........................                    .49%(a)                     .49%(a)                     .49%(a)
   Ratios of net investment income to
     average net assets
     After advisory/administration
       fee waivers ........................                     5.42%                       4.73%                       5.20%


                                                           FOR THE                     FOR THE
                                                         YEAR ENDED                  YEAR ENDED
                                                       AUGUST 31, 1997            AUGUST 31, 1996
                                                       ---------------            ---------------

Net asset value at beginning of year ......               $   1.00                    $   1.00
                                                          --------                    --------
Income from investment operations:
   Net investment income ..................                 0.0510                      0.0518
                                                          --------                    --------
     Total from investment operations .....                 0.0510                      0.0518
                                                          --------                    --------
Less distributions
   Dividends (from net investment income) .                (0.0510)                    (0.0518)
                                                          --------                    --------
     Total distributions ..................                (0.0510)                    (0.0518)
                                                          --------                    --------
et asset value at end of year ............                $   1.00                    $   1.00
                                                          ========                    ========
Total Return ..............................                  5.22%                       5.30%
Ratios/Supplemental Data
   Net assets at end of year (in thousands)               $570,018                    $524,359
   Ratios of expenses to average net assets
     After advisory/administration
       fee waivers ........................                 .49%(a)                     .48%(a)
   Ratios of net investment income to
     average net assets
     After advisory/administration
       fee waivers ........................                  5.10%                       5.18%


(a) Without the waiver of advisory and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been .61%, .62%, .62%, .64% and .65% for the years ended August 31, 2000, 1999, 1998,
    1997 and 1996, respectively.


(b) Financial Highlights relate solely to the Sansom Street Class of shares within the portfolio.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     BIMC, a majority-owned indirect subsidiary of PNC Bank, N.A. serves as investment adviser and is responsible for all purchases and sales of the fund's portfolio securities. BIMC and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $57.7 billion. BIMC (formerly known as PNC Institutional Management Corporation or PIMC) was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809.

     For the fiscal year ended August 31, 2000, BIMC received an advisory fee of .28% of the fund's average net assets.


     The following chart shows the fund's other service providers and includes their addresses and principal activities.

                                  SHAREHOLDERS

Distribution
and
Shareholder
Services

                              PRINCIPAL DISTRIBUTOR



                          PROVIDENT DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406

                         Distributes shares of the fund.

                        Effective on or about January 2,
                       2001, PFPC Distributors, Inc. will
                         serve as the distributor of th
                                Company's shares.

                                 TRANSFER AGENT

                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                          Handles shareholder services,
                          including record-keeping and
                     statements, distribution of dividends
                         and processing of buy and sell
                                   requests.

Asset
Management

                               INVESTMENT ADVISER

                             BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                         Manages the fund's business and
                             investment activities.

                                    CUSTODIAN


                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153

                      Holds the fund's assets, settles all
                    portfolio trades and collects most of the
                           valuation data required for
                     calculating the fund's net asset value
                                    ("NAV").

Fund
Operations

                             ADMINISTRATOR AND FUND
                                ACCOUNTING AGENT

                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                       Provides facilities, equipment and
                     personnel to carry out administrative
                        services related to the fund and
                      calculates the fund's NAV, dividends
                               and distributions.

                               BOARD OF DIRECTORS

                        Supervises the fund's activities.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES

     The price of your shares is also referred to as the net asset value (NAV).

     The NAV is determined twice daily at 12:00 noon and at 4:00 p.m., Eastern Time, each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. It is calculated by dividing the fund's total assets, less its liabilities, by the number of shares outstanding.

     The fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

PURCHASE OF SHARES

     GENERAL. Shares may be purchased through PNC Bank or its affiliates ("PNC") acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with PNC and who have authorized PNC to invest in the Sansom Street Class on a customer's behalf. Shares may also be purchase through a broker-dealer that has entered into a dealer agreement with the Company's Distributor (a "Dealer"). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

     Purchases will be effected at the net asset value next determined after PFPC, the Company's transfer agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Company by 12:00 noon Eastern Time, and orders as to which payment has been converted into Federal Funds by 12:00 noon Eastern Time, will be executed as of 12:00 noon that Business Day. Orders which are accompanied by Federal Funds and received by PFPC after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), and orders as to which payment has been converted into Federal Funds after 12:00 noon Eastern Time but prior to the close of regular trading on the NYSE on any Business Day, will be executed as of the close of regular trading on the NYSE on that Business Day, but will not be entitled to receive dividends declared on such Business Day. Orders which are accompanied by Federal Funds and received by the Company as of the close of regular trading on the NYSE or later, and orders as to which payment has been converted to Federal Funds as of the close of regular trading on the NYSE or later on a Business Day will be processed as of 12:00 noon Eastern Time on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT WITH PNC OR A DEALER. Shares may be purchased through your accounts at PNC or a Dealer through procedures and requirements established by PNC or a Dealer. Confirmations of Share purchases and redemptions will be sent to PNC or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by PNC or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact PNC or a Dealer.

     PNC may also impose minimum customer account requirements. Although PNC does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, PNC may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by PNC before you authorize the initial purchase of Shares. This Prospectus should be read in conjunction with any information you receive from PNC.

     DIRECT PURCHASES THROUGH A DEALER. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to "Sansom Street Money Market Portfolio," c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. An Application will be returned unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the address above.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.

REDEMPTION OF SHARES

     GENERAL. Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. It is the responsibility of PNC and Dealers to transmit promptly to PFPC your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT AT PNC. If you beneficially own Shares through an account at PNC, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by PFPC by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment for redemption orders effected before 12:00 noon Eastern Time will be wired the same day in Federal Funds to your account at PNC, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. Payment for redemption orders which are received between 12:00 noon Eastern Time and the close of regular trading on the NYSE on a Business Day will be wired in Federal Funds to your account on the next bank business day following receipt of the redemption request. No charge for wiring redemption payments is imposed by the Company, although PNC may charge your account for redemption services.

     REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-PNC CUSTOMERS. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the account by contacting the Dealer. If such notice is received by PFPC from the broker by 12:00 noon Eastern Time on any Business Day, the redemption will be effective as of 12:00 noon Eastern Time on that day. Payment of the redemption proceeds will be made after 12:00 noon Eastern Time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If the redemption request is received between 12:00 noon and the close of regular trading of the NYSE on a Business Day, the redemption will be effective as of the close of regular trading of the NYSE on that Business Day and payment will be made on the next bank business day following receipt of the redemption request. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

     Each  Dealer   reserves   the  right  to  waive  or  modify   criteria  for
participation in an account or to terminate participation in an account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to "Sansom Street Money Market Portfolio," c/o PFPC, P.O. Box 8950, Wilmington, Delaware

19899. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer
Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, contact PFPC at (800) 430-9618. Once this election has been made, you may simply contact PFPC by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolios, the Distributor, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and the name of the portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions,
securities  dealers,   financial  planners  or  other  industry   professionals,
additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts
("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and forward them to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. You will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. This procedure enables you to continue receiving dividends on those Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank.
Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days' notice, if that account falls below $500 and during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period of any one shareholder of a fund.

DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the fund to the fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the fund will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading of the NYSE. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

     Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


     If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS


     Sansom Street Shares of the fund are sold without a sales load on a continuous basis by Provident Distributors, Inc., whose principal business address is at 3200 Horizon Drive, King of Prussia, PA 19406. Effective on or about January 2, 2001, PFPC Distributors, Inc. will serve as the distributor of the Company's shares.


     The Board of Directors of the Company approved and adopted the Distribution Agreement and separate Plan of Distribution for the Sansom Street Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to .20% on an annualized basis of the average daily net assets of the Sansom Street Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .05% of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under  the  Distribution  Agreement  and  the  Plan,  the  Distributor  may
reallocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Sansom Street Shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Sansom Street Class as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware


DISTRIBUTOR
Provident Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

                                   THE SANSOM
                                     STREET
                                  MONEY MARKET
                                    PORTFOLIO


                                   Prospectus
                                December 31, 2000

                     THE SANSOM STREET MONEY MARKET PORTFOLIO
                                 1-800-430-9618



FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Sansom Street Money Market Portfolio is available free, upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

     These reports contain additional information about the fund's investments, describe the fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies for the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


     A Statement of Additional Information, dated December 31, 2000 (SAI), has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Sansom Street Money Market Portfolio, may be obtained free of charge, along with the Sansom Street Money Market Portfolio's annual and semi-annual reports, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally considered a part of this Prospectus).


SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.


WRITTEN CORRESPONDENCE


     Post Office Address: Sansom Street Money Market Portfolio c/o PFPC Inc.
                          PO Box 8950
                          Wilmington, DE 19899-8950

     Post Office Address: Sansom Street Money Market Portfolio c/o PFPC Inc.
                          400 Bellevue Parkway
                          Wilmington, DE 19809


SECURITIES AND EXCHANGE COMMISSION (SEC)


     You may also view information about The RBB Fund, Inc. and the fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address:
PUBLICINFO@SEC.GOV., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.


                    INVESTMENT COMPANY ACT FILE NO. 811-05518

AFBA 5STAR FUNDS
INVESTOR INFORMATION

SHAREHOLDER SERVICING
---------------------

BY TELEPHONE
(888) 578-2733

ON THE WEB
www.afbafivestarfunds.com

BY MAIL
AFBA 5Star Funds
c/o PFPC, Inc.
PO Box 61503
King of Prussia, PA 19406

INVESTMENTS VIA WIRE
Boston Safe Deposit & Trust
ABA# 011001234
Credit AFBA 5Star Money Market Portfolio
DDA# 021458
FBO: Shareholder name & account number



The redemption by check privilege is not currently available with this offering of the RBB Fund, Inc., Sansom Street Money Market Portfolio, in connection with the AFBA 5Star Funds.

A12-449-PS